UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 10, 2025
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
The required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 p.m. Eastern Time on November 10, 2025, with respect to the pending combination upon the completion of which Berry Corporation (bry) (“Berry”) will be a direct, wholly-owned subsidiary of California Resources Corporation (the “Berry Merger”).
Consummation of the transaction remains subject to other customary conditions, including Berry shareholder approval of the Berry Merger and prior authorization by the U.S. Federal Energy Regulatory Commission under Section 203 of the U.S. Federal Power Act, as described in the definitive proxy statement/prospectus relating to the Berry Merger.
Cautionary Statement Regarding Forward-Looking Statements
Information set forth in this communication, including statements as to the expected timing, completion and effects of the pending combination of CRC and Berry pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) described in our Current Report on Form 8-K, dated September 17, 2025, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the Berry Merger, CRC’s future financial position and operating results, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of CRC and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. Although CRC believes the expectations and forecasts reflected in its forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond CRC’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause CRC’s actual results to be materially different from those described in the forward-looking statements include: (i) transaction costs, (ii) unknown liabilities, (iii) the risk that any announcements relating to the transaction could have adverse effects on the market price of CRC’s common stock or Berry’s common stock, (iv) the ability to successfully integrate the businesses, (v) the ability to achieve projected synergies or it may take longer than expected to achieve those synergies, (vi) risks related to financial community and rating agency perceptions of each of CRC and Berry or its respective business, operations, financial condition and the industry in which it operates, (vii) risks related to the potential impact of general economic, political and market factors on CRC or Berry or the transaction, (viii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, (ix) the risk that stockholders of Berry may not approve the transaction, (x) risks related to disruption of management time from ongoing business operations due to the transaction, (xi) effects of the announcement, pendency or completion of the transaction on the ability of CRC and Berry to retain customers and retain and hire key personnel and maintain relationships with their respective suppliers and customers, (xii) the risk that all necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (xiii) risks that any of the other closing conditions to the transaction may not be satisfied in a timely manner, (xiv) those expressed in CRC’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in CRC’s Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission (the “SEC”) available at www.crc.com. CRC cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date hereof, and CRC is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third-party sources. This data may involve a number of assumptions and limitations, and CRC has not independently verified them and does not warrant the accuracy or completeness of such third-party information.

No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It
In connection with the Berry Merger, CRC filed with the SEC a registration statement on Form S-4 (the “registration statement”), which became effective on November 3, 2025, and which included a proxy statement of Berry that also constitutes a prospectus of CRC, as well as other relevant documents in connection with the Berry Merger. The definitive proxy statement/prospectus has been sent to the holders of common stock of Berry. Investors and stockholders of CRC and Berry are urged to read the definitive proxy statement/prospectus and any other documents filed or to be filed with the SEC in connection with the Berry Merger when they become available, as they will contain important information about CRC, Berry, the Berry Merger and related matters. The registration statement and definitive proxy statement/prospectus and other documents filed by CRC or Berry with the SEC, when filed, will be available free of charge at the SEC’s website at https://www.sec.gov. Alternatively, investors and stockholders may obtain free copies of documents that are filed or will be filed with the SEC by CRC, including the registration statement and the definitive proxy statement/prospectus, on CRC’s website at https://www.crc.com/investor-relations, and may obtain free copies of documents that are filed or will be filed with the SEC by Berry, including the definitive proxy statement/prospectus, on Berry’s website at https://ir.bry.com/reports-resources. The information included on, or accessible through, CRC’s or Berry’s website is not incorporated by reference into this communication.
Participants in Solicitation
CRC and certain of its directors, executive officers and other employees, and Berry and its directors and certain of Berry’s executive officers and other employees, may be deemed to be participants in the solicitation of proxies from Berry’s stockholders in connection with the Berry Merger. A description of participants’ direct or indirect interests, by security holdings or otherwise, are included in the definitive proxy statement/prospectus relating to the Berry Merger. Information regarding CRC’s directors and executive officers is contained in the “Board of Directors and Corporate Governance,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Stock Ownership Information,” and “Proposals Requiring Your Vote – Proposal 1: Election of Directors” sections of CRC’s definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on March 19, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of CRC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025; in Item 5.07 of CRC’s Current Report on Form 8-K filed with the SEC on May 6, 2025; in CRC’s Current Reports on Form 8-K filed with the SEC on June 23, 2025 and November 25, 2024; and under “Our Team” accessed through the “Our Business” link on CRC’s website at https://www.crc.com/our-business/our-team. Information regarding Berry’s directors and executive officers is contained in the “Proposal No. 1—Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation – Compensation Discussion and Analysis,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” sections of Berry’s definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 7, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of Berry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 13, 2025; in Item 5.07 of Berry’s Current Report on Form 8-K filed with the SEC on May 22, 2025; in Berry’s Current Reports on Form 8-K filed with the SEC on January 22, 2025 and October 25, 2024; and under “Leadership” accessed through the “About” link on Berry’s website at https://bry.com/about/management/. Additional information regarding ownership of Berry’s securities by its directors and executive officers and of CRC’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3, 4 or 5, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001705873 and https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001609253, respectively. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: November 12, 2025